Exhibit 99.1

UNIVERSAL ELECTRONICS REPORTS
FIRST QUARTER 2018 FINANCIAL RESULTS
SANTA ANA, CA – May 3, 2018 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three months ended March 31, 2018.
Paul Arling, UEI's chairman and CEO, stated, “The audio-video industry is transforming again; this time next-generation platforms are adopting advanced, intuitive 2-way home entertainment systems enabling one-touch view and connected voice. Our customers are working feverishly to bring automatic speech recognition (ASR) and voice navigation capabilities to their users. Some are in the design stages; some are testing; and some have already launched award-winning voice-enabled devices and system control solutions using UEI's technology. Similar to prior technology sea changes - such as the historical shifts from analog to digital, from non-DVR to DVR and from standard definition to high definition - we expect this transition to span more than a few years. During this transition, we will continue to innovate, create more industry leading technology and improve our operations, all of which will contribute to shareholder value.”
Financial Results for the Three Months Ended March 31: 2018 Compared to 2017

•	GAAP net sales were $164.7 million, compared to $161.4 million; Adjusted Non-GAAP net sales were $170.6 million, compared to $162.3 million.

•	GAAP gross margins were 22.6%, compared to 25.4%; Adjusted Non-GAAP gross margins were 25.6%, compared to 26.7%.

•	GAAP operating income was $0.9 million, compared to an operating loss of $0.4 million; Adjusted Non-GAAP operating income was $11.3 million, compared to $11.8 million.

•
GAAP net loss was $0.6 million, or $0.04 per diluted share, compared to GAAP net income of $0.1 million or $0.01 per diluted share; Adjusted Non-GAAP net income was $8.8 million, or $0.62 per diluted share, compared to $9.2 million, or $0.62 per diluted share.

•	At March 31, 2018, cash and cash equivalents were $40.2 million.

“During the first quarter of 2018, as expected, our revenue grew year-over-year and our gross margin percentage increased sequentially as a result of process improvements made at our China factories. We also signed several more PayTV and TV OEM advanced device projects that will drive growth,” stated UEI’s CFO Bryan Hackworth. “Although certain customers are currently reducing orders to rebalance inventory levels, preserve capital and/or manage their platform transitions, our long-term outlook is still strong based on a growing list of customer engagements.”

Financial Outlook
For the second quarter of 2018, the company expects GAAP net sales to range between $158 million and $166 million, compared to $177.6 million in the second quarter of 2017. GAAP loss per diluted share for the second quarter of 2018 is expected to range from $0.18 to $0.28, compared to GAAP earnings per diluted share of $0.32 in the second quarter of 2017.
For the second quarter of 2018, the company expects Adjusted Non-GAAP net sales to range between $158 million and $166 million, compared to $177.9 million in the second quarter of 2017. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.35 to $0.45, compared to Adjusted Non-GAAP earnings per diluted share of $0.78 in the second quarter of 2017. The second quarter Adjusted Non-GAAP earnings per diluted share estimate excludes $0.63 per share related to stock-based compensation, amortization of acquired intangibles, changes in contingent consideration relating to acquisitions, effects of foreign currency fluctuations and the related tax impact of these adjustments.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, May 3, 2018 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its first quarter 2018 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 6098323. The conference call will also be broadcast live at www.uei.com where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 6098323.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
We present certain elements of our results of operations excluding the impact of foreign currency exchange rate fluctuations (constant currency). To present this information, current period results for entities reporting in currencies other than the U.S. Dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the prior fiscal year, rather than the average exchange rate in effect during the current fiscal year. Therefore, the foreign currency impact is equal to current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year. We believe that presenting constant currency results of operations provides useful information to investors because they provide transparency to underlying performance by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given volatility in foreign currency exchange markets.
Adjusted Non-GAAP net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants, the impact of the adoption of Accounting Standards Codification 606, "Revenue from Contracts with Customers" ("ASC 606") and the impact of foreign currency exchange rate fluctuations. Adjusted Non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense, depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions, amortization of intangibles acquired, excess manufacturing costs, the impact of the adoption of ASC 606 and the impact of foreign currency exchange rate fluctuations. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, changes in contingent consideration related to acquisitions, the impact of the adoption of ASC 606 and the impact of foreign currency exchange rate fluctuations. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses, and the related tax effects of all adjustments. Adjusted Non-GAAP diluted earnings per share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.
Contacts:
Paul Arling, Chairman & CEO, UEI 714.918.9500; Becky Herrick, LHA Investor Relations 415.433.3777

Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recently filed Annual Report on Form 10-K. Risks that could affect forward-looking statements in this press release include the continued adoption by our customers of our advanced intuitive 2-way home entertainment systems and technologies as anticipated by management, including our one-touch view and voice control technologies; our ability to successfully improve our manufacturing operations and maintain and/or improve our margins and cost effective operations. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of May 3, 2018. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	March 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$40,229	$62,438
Restricted cash	5,080	4,901
Accounts receivable, net	160,055	151,578
Contract assets	22,269	—
Inventories, net	139,408	162,589
Prepaid expenses and other current assets	12,229	11,687
Assets held for sale	12,685	12,517
Income tax receivable	3,828	1,587
Total current assets	395,783	407,297
Property, plant, and equipment, net	117,004	110,962
Goodwill	48,620	48,651
Intangible assets, net	27,776	29,041
Deferred income taxes	7,119	7,913
Other assets	4,535	4,566
Total assets	$600,837	$608,430
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$105,470	$119,165
Line of credit	141,000	138,000
Accrued compensation	33,323	34,499
Accrued sales discounts, rebates and royalties	7,581	8,882
Accrued income taxes	2,865	3,670
Other accrued liabilities	29,111	28,719
Total current liabilities	319,350	332,935
Long-term liabilities:
Long-term contingent consideration	9,360	13,400
Deferred income taxes	4,485	4,423
Income tax payable	2,520	2,520
Other long-term liabilities	1,595	1,603
Total liabilities	337,310	354,881
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,830,353 and 23,760,434 shares issued on March 31, 2018 and December 31, 2017, respectively	238	238
Paid-in capital	268,645	265,195
Treasury stock, at cost, 9,716,412 and 9,702,874 shares on March 31, 2018 and December 31, 2017, respectively	(262,680)	(262,065)
Accumulated other comprehensive income (loss)	(12,953)	(16,599)
Retained earnings	270,277	266,780
Total stockholders’ equity	263,527	253,549
Total liabilities and stockholders’ equity	$600,837	$608,430

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Net sales	$164,698	$161,406
Cost of sales	127,496	120,372
Gross profit	37,202	41,034
Research and development expenses	6,051	5,498
Factory transition restructuring charges	—	5,250
Selling, general and administrative expenses	30,247	30,651
Operating income (loss)	904	(365)
Interest income (expense), net	(1,070)	(393)
Other income (expense), net	(587)	583
Income (loss) before provision for income taxes	(753)	(175)
Provision for income taxes (benefit)	(166)	(294)
Net income (loss)	$(587)	$119

Earnings (loss) per share:
Basic	$(0.04)	$0.01
Diluted	$(0.04)	$0.01
Shares used in computing earnings (loss) per share:
Basic	14,087	14,449
Diluted	14,087	14,717

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Cash provided by (used for) operating activities:
Net income (loss)	$(587)	$119
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	8,243	7,645
Provision for doubtful accounts	4	23
Provision for inventory write-downs	756	659
Deferred income taxes	913	(496)
Shares issued for employee benefit plan	335	346
Employee and director stock-based compensation	2,204	2,623
Performance-based common stock warrants	471	932
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(266)	(3,689)
Inventories	1,372	(1,564)
Prepaid expenses and other assets	(454)	(905)
Accounts payable and accrued liabilities	(21,160)	(16,182)
Accrued income taxes	(3,774)	(2,064)
Net cash provided by (used for) operating activities	(11,943)	(12,553)
Cash used for investing activities:
Acquisitions of property, plant, and equipment	(9,314)	(6,460)
Acquisitions of intangible assets	(571)	(410)
Net cash used for investing activities	(9,885)	(6,870)
Cash provided by (used for) financing activities:
Borrowings under line of credit	13,000	53,000
Repayments on line of credit	(10,000)	(14,987)
Proceeds from stock options exercised	439	237
Treasury stock purchased	(615)	(11,389)
Contingent consideration payments in connection with business combinations	(3,858)	—
Net cash provided by (used for) financing activities	(1,034)	26,861
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	832	25
Net increase (decrease) in cash, cash equivalents, and restricted cash	(22,030)	7,463
Cash, cash equivalents, and restricted cash at beginning of year	67,339	59,834
Cash, cash equivalents, and restricted cash at end of period	$45,309	$67,297

Supplemental cash flow information:
Income taxes paid	$2,893	$2,925
Interest paid	376	414

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Net sales:
Net sales - GAAP	$164,698	$161,406
Stock-based compensation for performance-based warrants	471	932
Adoption of ASC 606 (1)	7,490	—
Constant currency adjustment (2)	(2,108)	—
Adjusted Non-GAAP net sales	$170,551	$162,338

Cost of sales:
Cost of sales - GAAP	127,496	120,372
Adjustments to acquired tangible assets (3)	(158)	(258)
Stock-based compensation expense	(17)	(15)
Excess manufacturing overhead (4)	(1,553)	(1,181)
Amortization of acquired intangible assets	(37)	—
Adoption of ASC 606 (1)	6,760	—
Constant currency adjustment (2)	(5,523)	—
Adjusted Non-GAAP cost of sales	126,968	118,918
Adjusted Non-GAAP gross profit	$43,583	$43,420

Gross margin:
Gross margin - GAAP	22.6%	25.4%
Stock-based compensation for performance-based warrants	0.2%	0.4%
Adjustments to acquired tangible assets (3)	0.1%	0.2%
Stock-based compensation expense	0.0%	0.0%
Excess manufacturing overhead (4)	0.9%	0.7%
Amortization of acquired intangible assets	0.0%	—%
Adoption of ASC 606 (1)	(0.6)%	—%
Constant currency adjustment (2)	2.4%	—%
Adjusted Non-GAAP gross margin	25.6%	26.7%

Operating expenses:
Operating expenses - GAAP	$36,298	$41,399
Amortization of acquired intangible assets	(1,399)	(1,268)
Stock-based compensation expense	(2,188)	(2,608)
Employee related restructuring costs	(112)	(5,359)
Change in contingent consideration	751	(500)
Adoption of ASC 606 (1)	163	—
Constant currency adjustment (2)	(1,237)	—
Adjusted Non-GAAP operating expenses	$32,276	$31,664

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Operating income (loss):
Operating income (loss) - GAAP	$904	$(365)
Stock-based compensation for performance-based warrants	471	932
Adjustments to acquired tangible assets (3)	158	258
Excess manufacturing overhead (4)	1,553	1,181
Amortization of acquired intangible assets	1,436	1,268
Stock-based compensation expense	2,205	2,623
Employee related restructuring costs	112	5,359
Change in contingent consideration	(751)	500
Adoption of ASC 606 (1)	567	—
Constant currency adjustment (2)	4,652	—
Adjusted Non-GAAP operating income	$11,307	$11,756

Adjusted Non-GAAP operating income as a percentage of net sales	6.6%	7.2%

Net income (loss):
Net income (loss) - GAAP	$(587)	$119
Stock-based compensation for performance-based warrants	471	932
Adjustments to acquired tangible assets (3)	158	258
Excess manufacturing overhead (4)	1,553	1,181
Amortization of acquired intangible assets	1,436	1,268
Stock-based compensation expense	2,205	2,623
Employee related restructuring costs	112	5,359
Change in contingent consideration	(751)	500
Adoption of ASC 606 (1)	567	—
Constant currency adjustment (2)	4,652	—
Foreign currency (gain) loss	605	(564)
Income tax provision on adjustments	(1,649)	(2,500)
Adjusted Non-GAAP net income	$8,772	$9,176

Diluted shares used in computing earnings (loss) per share:
GAAP	14,087	14,717
Adjusted Non-GAAP	14,233	14,717

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.04)	$0.01
Total adjustments	$0.66	$0.61
Adjusted Non-GAAP diluted earnings per share	$0.62	$0.62

(1)	Reflects the impact of adopting ASC 606, "Revenue from Contracts with Customers", which was adopted on a modified retrospective basis effective January 1, 2018.

(2)
Adjustment to remove the translation impact of fluctuations in foreign currency exchange rates in material jurisdictions on sales, cost of sales and operating expenses whereby the average exchange rates used in current periods are adjusted to be consistent with the average exchange rates in effect during the comparative prior period.

(3)	Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.

(4)
Excess manufacturing costs incurred resulting from factory underutilization. For the three months ended March 31, 2018, we truncated production at our China factories in the month of March as a result of our ERP transition to an Oracle platform which went live in early April 2018. For the three months ended March 31, 2017, excess manufacturing overhead was incurred resulting from the transition of manufacturing activities from our Guangzhou factory to our other China factories.

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